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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 1993, in the Registration Statement (Form S-1) and related Prospectus of International Controls Corp. dated February 14, 1994.

                                                    /s/ Ernst & Young

Kalamazoo, Michigan
February 14, 1994